American Century Investment Trust Prospectus Supplement
NT High Income Fund
Supplement dated October 2, 2017 ■ Prospectus dated July 28, 2017

The advisor has agreed to waive 0.075 percentage points of the Investor Class's management fee. The advisor expects this waiver to continue until October 1, 2018 and cannot terminate it prior to such date without the approval of the Board of Trustees.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-93323 1710